Exhibit 32.1
CERTIFICATION PURSUANT TO RULE 13a-14(b)/15d-14(b)
OF THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, I, Michael Tannenbaum, hereby certify that, to the best of my knowledge, Figure Certificate Company’s Annual Report on Form 10-K for the year ended December 31, 2025 (the Report), as filed with the Securities and Exchange Commission on March 19, 2026 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Figure Certificate Company.

Date: March 19, 2026
/s/ Michael Tannenbaum
Michael Tannenbaum
Chief Executive Officer